UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LINCOLNWAY ENERGY, LLC
(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Important Notice Regarding the Availability of Proxy Materials
for the Member Meeting To Be Held on March 2, 2021

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2021 Annual Meeting of Members of Lincolnway Energy, LLC are available on the internet.  This communication presents only an overview of the more complete proxy materials that are available on the internet or by mail (upon request).  We encourage you to access and review all of the important information contained in the proxy materials before voting.  The items to be voted on and the time of the 2021 Annual Meeting of Members are set forth below. In addition, we will separately mail to you the proxy card ten (10) days after the date of this notice in accordance with applicable Securities and Exchange Commission rules.

Notice of Annual Meeting:

The 2021 Annual Meeting of Members of Lincolnway Energy, LLC (the “2021 Annual Meeting”) will be held on Tuesday, March 2, 2021, commencing at 6:30 p.m. at the Radisson Hotel Ames Conference Center at ISU, 2609 University Blvd., Ames, Iowa.  Due to the continuing public health impact of the coronavirus (COVID-19) pandemic, recommendations from federal and Iowa authorities and to support the health and well-being of our members, the 2021 Annual Meeting will also be offered in a virtual meeting format for those that feel more comfortable attending virtually. If you want to attend the meeting virtually, please go to  www.lincolnwayenergy.com, click on the “Investor Relations” tab and then “Annual Meeting 2021” which is where we will post instructions on how to register for and/or access the virtual meeting.  We will continue to monitor the ongoing COVID-19 pandemic and recommendations and orders from federal and Iowa authorities and may determine that it is in the best interest of our members to convert the 2021 Annual Meeting to a virtual only format.  If any such change is made, we will issue a press release announcing the change in advance and file such announcement as additional proxy materials in accordance with Securities and Exchange Commission guidance. We will also post any such announcements on our website, www.lincolnwayenergy.com on the “Investor Relations” tab under the “Annual Meeting 2021” section.

Only members who own units as of January 21, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the 2021 Annual Meeting and any adjournment thereof.  This notice also constitutes notice to our members of the 2021 Annual Meeting as required under our Fourth Amended and Restated Operating Agreement dated April 1, 2020 (the “Operating Agreement”).

Proposals to be voted on at the 2021 Annual Meeting are listed below:

1.	Conduct an advisory vote on executive compensation;

2.	Ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021; and

3.	Transact such other business as may properly come before the meeting and any adjournment thereof.

Our directors recommend that you vote “FOR” Proposal 1 approving, on an advisory basis, the compensation of our named executive officers and “FOR” the ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021.

Instructions for Accessing the Proxy Materials and Requesting a Paper or E-mail Copy:

The following proxy materials are available at www.lincolnwayenergy.com:

☑	Notice of the 2021 Annual Meeting	☑	The 2021 Proxy Statement and a Letter from our President
☑	The 2020 Annual Report	☑	A proxy card for the 2021 Annual Meeting

You may access the proxy materials and proxy card online by visiting www.lincolnwayenergy.com  and clicking on the “Investors” tab.  Once you have carefully reviewed all of the proxy materials, please print off the proxy card, complete it and mail it to the Lincolnway Energy principal office at 59511 W. Lincoln Highway, Nevada, Iowa 50201, ATTN: Kay Gammon.  In order to be valid, your proxy card must be signed by the registered holder of record of the units voted and must be RECIEVED at the principal office before 3:00 p.m. on March 2, 2021.   Please print your name clearly below your signature on the proxy card.

You will not receive a paper or e-mail copy of the proxy materials unless you request one. There is no charge to you for requesting a copy.  Please make your request for a copy on or before February 16, 2021 to facilitate timely delivery.  You can make a request by contacting Lincolnway Energy by telephone at (515) 232-1010 or by e-mail at info@lincolnwayenergy.com.   You should indicate in your request if the request is for just the 2021 Annual Meeting or for all future member meetings.

LINCOLNWAY ENERGY, LLC
_______________________

NOTICE OF ANNUAL MEETING OF MEMBERS
to be held on March 2, 2021
_______________________

NOTICE IS HEREBY GIVEN that 2021 Annual Meeting of the Members of Lincolnway Energy, LLC (the “Company”) which will be held on Tuesday, March 2, 2021 commencing at 6:30 p.m. (the “2021 Annual Meeting”) at the Radisson Hotel Ames Conference Center at ISU, 2609 University Blvd., Ames, Iowa. Due to the continuing public health impact of the coronavirus (COVID-19) pandemic, recommendations from federal and Iowa authorities and to support the health and well-being of our members, the 2021 Annual Meeting will also be offered in a virtual meeting format for those that feel more comfortable attending virtually. If you want to attend the meeting virtually, please go to www.lincolnwayenergy.com, click on the “Investor Relations” tab and then “Annual Meeting 2021” which is where we will post instructions on how to register for and/or access the virtual meeting. We will continue to monitor the ongoing COVID-19 pandemic and recommendations and orders from federal and Iowa authorities and may determine that it is in the best interest of our members to convert the 2021 Annual Meeting to a virtual only format. If any such change is made, we will issue a press release announcing the change in advance and file such announcement as additional proxy materials in accordance with SEC guidance. We will also post any such announcement on our website, www.lincolnwayenergy.com on the “Investor Relations” tab under the “Annual Meeting 2021” section. The purposes of the 2021 Annual Meeting are to:

(1)	Conduct an advisory vote on executive compensation;

(2)	Ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021; and

(3)	Transact such other business as may properly come before the meeting and any adjournment thereof.

The foregoing items are more fully described in the accompanying Proxy Statement. Only members of record on January 21, 2021 are entitled to notice of, and to vote at, the 2021 Annual Meeting or any adjournment or postponement of the meeting. Each unit is entitled to one vote on all matters presented at the 2021 Annual Meeting.

Your vote is very important and our directors desire that all members be present or represented at the 2021 Annual Meeting. Please sign, date and return the proxy card located on our website at www.lincolnwayenergy.com, or included in the printed proxy materials mailed to you if you requested printed materials, at your earliest convenience so that your units may be voted. In either case, your proxy card must be received at the Company’s principal office at 59511 W. Lincoln Highway, Nevada, Iowa 50201, before 3:00 p.m. on March 2, 2021 in order to be valid. This will also help ensure a quorum at the meeting and will save the Company the expense and extra work of additional solicitations. If you return your proxy card before the meeting and decide that you want to change your vote, you may revoke your proxy at any time prior to 3:00 p.m. on March 2, 2021 by delivering a written revocation and/or a new proxy card to the Company’s principal office. You may also revoke your proxy by coming to the 2021 Annual Meeting and delivering a written revocation to any director at any time before the voting results are announced at the meeting.

By Order of the Directors,

William Couser,
Secretary

Nevada, Iowa
January 21, 2021